THIS  LEASE  made  for  reference  the  9th  day  of  November,  1999.


BETWEEN

KWONG  HOLDINGS LTD., a British Columbia company with its registered and records
---------------------
office  at  #907 - 1030 West Georgia Street, Vancouver, British Columbia V6E 2Y3

                            hereinafter called the "Landlord" of the FIRST PART,

AND

RAH  MEDIA  VENTURES CORPORATION, a British Columbia company with its registered
--------------------------------
and  records  office at #610 - 938 Howe Street, Vancouver, British Columbia, V6Z
1N9

                             hereinafter called the "Tenant" of the SECOND PART,


WITNESSES:

     THAT in consideration of the mutual covenants and agreements hereinafter respectively reserved and contained, the parties hereto covenant and agree with each other as follows:

DEFINITIONS
-----------

1     For  the purpose of this Agreement, the words set out below shall have the meanings  herein  ascribed  to  them:

1.1     "Accounting  Year"  within the meaning of this Lease shall mean a period
         ----------------
of time, the first year commencing on the first day of the terms hereof and ending on December 31st, 1999. Thereafter Accounting Year shall consist of consecutive periods of 12 calendar months, provided however that the Landlord may at any time specify an annual date from which each subsequent accounting year is to commence, and, in such event, the then current accounting year shall terminate from the date preceding the commencement of such new account year. The last accounting year shall terminate upon the expiration or an earlier determination of this Lease as the case may be.

1.2     "Insurance Costs" means the total amount payable or paid by the Landlord
         ---------------
or  others  on
     behalf of the Landlord for fire, casualty, liability, extended perils, and other insurance costs, for the Building and the Lands, as they may be carried by the Landlord from time to  time,  in  the  sole  discretion  of  the  Landlord.

1.3     "Lands"  means  all  and  singular  those  parcels  of land with a civic
         -----
address of 62 West 8th Avenue, Vancouver, British Columbia and legally described as City of Vancouver, PID #015-548-597; Lot 3, Except the South 20 feet now lane, Block 49 District Lot 200A Plan 197.

1.4     "Leased  Premises"  means  that portion of the Building and Lands with a
         ----------------
civic address of 4th Floor, 62 West 8th Avenue, Vancouver, British Columbia, and shown outlined in bold in the sketch attached in Schedule "A" hereto, which consists of approximately 3862 square feet.

1.5     "Operating  Costs" means the total amount paid or payable whether by the
         ----------------
Landlord or others on behalf of the Landlord for complete maintenance for the Landlord's Property, all repairs and replacements required for such maintenance, the costs of providing electricity or other utilities and services not otherwise paid by tenants, the costs of painting interior areas not normally rented to tenants and the costs of painting and otherwise maintaining the outside of the Building, the cost of snow removal, landscape maintenance, sign maintenance, refuse removal and other costs in connection with the maintenance of common outside areas and facilities, management fees, fire, casualty, liability, extended perils and other insurance costs, service contracts with independent contractors, and all other expenses paid or payable by the Landlord in connection with the operation of the Landlord's Property, but shall not include any amount of costs, expenses or other outgoings attributable only to the Leased Premises and for which the Lessee is entirely responsible as in the Lease otherwise provided and shall also not include interest on debt or capital retirement of debt or any amounts directly chargeable by the Landlord to any tenant or tenants as otherwise provided herein; PROVIDED HOWEVER the enumeration above of items of Operating Costs shall not be deemed to be a covenant of the Landlord to provide any or all of such items of maintenance or service.

1.6     "Proportionate  Share"  shall  mean the amount payable by the Tenant for
         --------------------
the Taxes, Operating Costs and such other sums required to be paid by the Tenant on a proportionate share basis, which sums shall determined by multiplying the Taxes, Operating Costs or other charges as the case may be by twenty-eight percent (28%).

1.7 "Taxes" shall mean an amount equivalent to all taxes, rates, duties, levies and assessments whatsoever, whether municipal, parliamentary, school or otherwise charged upon the Building, the Lands and all improvements now or hereafter upon the Landlord's Property, or charged upon the Landlord on account thereof, including all taxes, rates, duties, levies and assessments for local improvements, but excluding any tax which has been attracted by the Tenant's improvements and equipment (which shall be entirely for the account of the Tenant as otherwise provided in this Lease) and excluding such taxes as corporate, income, profit or excess profit taxes assessed upon the income of the Landlord, but shall include any and all taxes, charges or other assessments which may in future be levied in lieu of all or any of the Taxes as herein defined.



DEMISE
------

2. In consideration of the rents, covenants, agreements, conditions and provisos hereinafter respectively reserved and contained, the Landlord doth demise and lease to the Tenant the Leased Premises.

TERM
----

3.     TO  HAVE AND TO HOLD the Leased Premises for a term (the "Term") of THREE
(3) YEARS and Forty-six (46) days, commencing on the 15th day of November, 1999 (the "Commencement Date") and ending on the 31st day of December, 2002.



ACCEPTANCE  OF  PREMISES
------------------------

4. Subject to Schedule "B" The Tenant acknowledges that it has examined the Leased Premises before and on executing this Lease, for the preparation of the Leased Premises and the installation of all leasehold improvements and Tenant's fixture, and the execution of this Lease shall be conclusive as against the Tenant that at the time thereof, the Leased Premises were in good and satisfactory condition, and that all undertakings, if any, of and all representations, if any, but the Landlord respecting the condition of the Leased Premises have been fully satisfied and performed by the Landlord. The Tenant accepts the Leased Premises "As Is".

4.1     DEPOSIT
        -------

The Lessor acknowledges receipt of a security deposit in the sum of TEN THOUSAND FIVE HUNDRED $10,500 (the "Deposit"). At the end of the Term, any amounts owing by the Tenant for rental arrears or any amounts required from the Tenant to pay for damages caused to the Leased Premises or the Land by the Tenant may be deducted from the Deposit.



BASIC  RENT  AND  ADDITIONAL  RENT
----------------------------------

5. The Tenant covenants and agrees to pay to the Landlord at the office of the Landlord or at such other place designated by Landlord, in lawful money of Canada, without any prior demand therefor and without any deduction or set-off, the basic rent ("Basic Rent") as follows:

The sum of $0 per month from and including November 15, 1999 to and including December 31, 1999;

The sum of $3,797.63 shall be paid on or before the 1st day of January, 2000 and a like sum shall be paid on the first day of each and every consecutive month thereafter, up to and including the 1st day of December, 2000;

The sum of $3,958.55 shall be paid on or before the 1st day of January, 2001 and a like sum shall be paid on the first day of each and every consecutive month thereafter, up to and including the 1st day of December, 2001;

The sum of $4,280.38 shall be paid on or before the 1st day of January, 2002 and a like sum shall be paid on the first day of each and every consecutive month thereafter, up to and including the 1st day of December, 2002;

     Additional  Rent
     ----------------

(a) The Tenant covenants and agrees to pay to the Landlord in addition to the Basic Rent herein specified, its Proportionate Share of the Landlord's annual costs of owning and maintaining the Leased Premises and the Land, including real property taxes, insurance, maintenance, costs, operating costs, charges and expenses of any nature whatsoever in respect of the Leased Premises ("Additional Rent"), excepting the Landlord's income tax and principal and interest payments on any mortgage on the Lands. The amount of Additional Rent which the Tenant is to pay shall be reasonably estimated by the Landlord on the first of January for the following year. On receipt of the Landlord's notice for payment, the Tenant agrees to pay to the Landlord such amount in monthly installments in advance during such period on the dates and at the times for payment of Basic Rent. Where the Term of this Lease does not run through an entire calendar year, the Tenant shall be obligated to pay to the Landlord only that percentage of the "Landlord's annual cost of owning the Land and the Leased Premises as is equal to that percentage of the calendar year as is covered by the Term of this Lease. The Landlord will provide to the Tenant by December 31st of each year during the Term of this Lease an accounting of the expenses incurred with respect to the Leased Premises for the period of the Term of this Lease ending December 31st of that year, and the amounts paid by the Tenant on account thereof, and the Tenant will pay to the Landlord any amount necessary to balance the account within fifteen (15) days of receiving such accounting, or if the Tenant has paid more than the amount of the actual expenses, the Landlord will reimburse the amount of the excess payment within fifteen (15) days of providing such account to the Tenant. In the event of dispute as to the amount of Additional Rent, a certificate of an accountant appointed by the Landlord shall be conclusive and binding upon the Landlord and Tenant as to any amount payable by the Tenant to the Landlord.

(b) If the Landlord does not advise the Tenant of the estimated Additional Rent to be paid each month as aforesaid, the Tenant covenants and agrees to pay their Proportionate Share of Additional Rent within ten (10) days after demand by the Landlord.


(c) All Basic Rent and Additional Rent (collectively called "Rent") shall be deemed to accrue from day to day and if for any reason it shall become necessary to calculate Rent for irregular periods of less than one lease year an appropriate pro-rata adjustment shall be made on a daily basis to compute Rent for irregular period.


     Goods  and  Services  Tax
     -------------------------

(d) The Tenant shall be required to pay as Additional Rent, goods and services tax under Parts VIII and IX of the Excise Tax Act, as the same may be amended or replaced from time to time, all with respect to Rent and other monies payable to the Landlord in respect of  the  Leased  Premises.

5.1     Post-Dated  Cheques
        -------------------

The Tenant will provide to the Landlord, post-dated cheques for a period not exceeding 12 ensuing months, upon the Landlord's written request. Failure to provide post-dated cheques within 10 days of such request shall be deemed to be a default by the Tenant of this Lease.

5.2     Miscellaneous
        -------------

(a) All moneys payable by the Tenant to the Landlord pursuant to Section 5 shall be construed as Rent and the Landlord may distrain therefor as against any of the Tenant's or Indemnifier's assets at the Leased Premises.

(b) Section 5 does not apply for the Accounting Year beginning November 15th, 1999 and ending December 31st, 1999.


PAYMENTS  TO  THE  LANDLORD
---------------------------

6. All payments required to be made by the Tenant under or in respect of this Lease shall be made to the Landlord or to such agent or agents of the Landlord as the Landlord shall hereinafter from time to time direct.

6.1 In absence of any direction by the Landlord, the Tenant shall make all payments to Kwong Holdings Ltd. and deliver the secure payments to 3rd Floor, West 8th Avenue, Vancouver, British Columbia, V5Y 1M7.


TRIPLE  NET  LEASE
------------------

7. The Tenant acknowledges and agrees that it is intended that this Lease shall be a complete carefree triple net Lease to the Landlord, and that the Tenant shall be responsible during the Term of the Lease for 28% of any real property taxes, insurance, maintenance, costs, operating costs, charges, expenses and outlays of any nature whatsoever, levied against the whole of the Building. All Basic Rent provided to be paid by the Tenant hereunder shall be paid without any deduction, abatement or set-off whatsoever, it being the intention of the Lease that all expenses, costs, payments and outgoings, incurred in respect of the Leased Premises, or for any other matter or anything affecting the Leased Premises shall (unless otherwise expressly stipulated herein to the contrary) be borne by the Tenant, and that the rent herein provided shall be absolutely net to the Landlord and free of all deduction, abatement, set-off, realty taxes, charges, rates, assessments, expenses, costs, payments or outgoings of every nature arising from or related to the Leased Premises; and that the Tenant shall pay all such taxes, charges, rates, assessments, expenses, costs, payments and outgoings.


GENERAL  TENANT'S  COVENANTS
----------------------------

8.     The  Tenant  further  covenants  and agrees with the Landlord as follows:

8.1     Fixtures
        --------

(a) The Tenant may, at or prior to the expiration of the Term hereby granted, take, remove and carry away from the premises hereby leased all fixtures, fittings, plan, machinery, utensils, shelving, counters, safes or other articles upon the Leased Premises in the nature of trade or tenants' fixtures or other articles belonging to or brought upon the
     Leased Premises by the Tenant, but the Tenant shall in such removal do no damage to the Leased Premises, or shall make good any damage which may be occasioned by such removal.

(b)     The  Tenant  shall not remove or carry away from the Leased Premises any
building or     any plumbing, heating or ventilating plant or equipment or other
Building  services.

8.2     Tenant's  Insurance
        -------------------

(a) The Tenant shall at its expense provide and maintain in force during the Term of this Lease or of any renewal thereof plate glass insurance, for the benefit of the Landlord and the Tenant, covering all plate glass in the Leased Premises, including plate glass windows and doors, in an amount equal to the full insurable value  thereof,  and  public
     liability and property damage insurance, for the benefit of the Landlord and the Tenant, in such reasonable amounts as may be required by the Landlord in respect of injury of death  to  one  or  more  persons  or  property  damage.

(b) All insurance shall be effected with insurers and brokers and upon terms and conditions satisfactory to the Landlord and copies of all policies shall be delivered to the Landlord before November 15, 1999.

(c) All such policies of insurance shall contain a clause requiring the insurer not to cancel or change the insurance without first giving the Landlord thirty (30) days' prior written notice thereof.

(d) The Tenant agrees that if it does not provide or maintain in force such insurance, the
     Landlord may take out the necessary insurance and pay the premium therefor for periods of one (1) year at a time, and the Tenant shall pay to the Landlord as Additional Rent the amount  of  such  premium  immediately  on  demand.

(e) In the event that both the Landlord and the Tenant have claims to be indemnified under any such insurance the indemnity shall be applied first to the settlement of the claim of the Landlord and the balance, if any, to the settlement of the claim of the Tenant.

(f)     All  such  policies  of  insurance shall contain a Waiver of Subrogation
clause  in  favour  of     the  Landlord.

8.3     Acts  Conflicting  with  Insurance
        ----------------------------------

(a) The Tenant shall not do or permit to be done any thing or any act which may render void or voidable, or conflict with the requirements of any policy or policies of insurance, including any regulations of fire insurance underwriters applicable to such policy or policies, whereby the Leased Premises or the Building are insured, or which may cause any increase in premium to be paid in respect of any such policy or policies.

(b) In the event that any such policy or policies is or are cancelled by reason of any act or omission of the Tenant, the Landlord shall have the right at its option to terminate this
     Lease forthwith by giving notice of termination to the Tenant, and in the event that the premium to be paid in respect of any such policy or policies is increased by any act or omission of the Tenant, the Tenant shall pay to the Landlord the amount by which said premium  shall  be  so  increased.

8.4     Repair
        ------

(a) The Tenant covenants with the Landlord to repair the Leased Premises, including glass and doors of the Leased Premises and to leave the Leased Premises in good repair, including interior painting if, in the opinion of the Landlord, such painting is required for reasons other than reasonable wear and tear or is required because of damage done by the Tenant to the Leased Premises, and to permit the Landlord to enter and view the state of repair and to repair according to notice in writing; reasonable wear and tear and damage by fire, lightning and tempest, and other casualty against which the Landlord is insured, and repairs required to the roof and outside walls of the Building due to structural defects, are expressly excepted from this covenant of the Tenant to repair. Provided however, that if the Leased Premises shall be damaged or destroyed through negligence, carelessness or misuse by the Tenant, its servants, agents, employees or anyone permitted by it to be in the Leased Premises, the expense of the necessary repairs, replacements or alterations shall be borne by the Tenant, who shall pay them to the Landlord forthwith on demand.

(b) The Tenant also covenants with the Landlord to maintain and repair at the Tenant's sole expense, during the whole of the Term herein, all equipment, appurtenances and improvements with the Leased Premises, including without limiting the generality of the foregoing, all electrical fixtures, air conditioning equipment, heating equipment, ventilation equipment, plumbing fixtures and equipment, wiring, and further to permit the Landlord to enter and view the state of repair of same and to repair according to notice in writing; provided however that reasonable wear and tear and damage by fire, lightning and tempest and other casualty against which the Landlord is insured are expressly excepted from this covenant. Provided further that if such equipment shall be damaged or destroyed or rendered inoperable or require replacement through the negligence, carelessness or misuse by the Tenant, its servants, agents, employees or anyone permitted by it to be in the Leased Premises, the expense of the necessary repairs, replacements or alterations shall be borne by the Tenant who shall pay them to the Landlord forthwith on demand.

(c) The Landlord shall be responsible in the first instance to maintain and repair the building structure within which the Leased Premises are situate, and the roof thereof, provided however, that the Landlord shall not be responsible for any losses or damages of the
     Tenant caused by structural damage to the Leased Premises provided that the Landlord repairs same within 3 weeks of receiving written notice from the Tenant that structural repairs  are  required.

8.5     Use  of  Leased  Premises,  Alterations
        ---------------------------------------

(a) The Tenant covenants not to use or permit the Leased Premises or any part thereof to be used for any purpose other than the purpose for which the Leased Premises are hereby leased,  namely  a venture development/management/consulting and audial and
visual     production  company.

(b) The Tenant covenants not to do or suffer any waste or damage, disfiguration, or injury to the Leased Premises or the fixtures and equipment thereof or permit or suffer any overloading of the floors thereof; and not to place therein any safe, heavy business machine,  or  other  heavy  thing,  without  first obtaining the consent in
writing  of  the     Landlord.

(c) The Tenant shall not without the prior written consent of the Landlord, which consent shall not be unreasonably withheld, make any alterations, repairs or improvements to the Leased Premises. The Tenant shall submit to the Landlord detailed plans and specifications of any such work or installation when applying for consent, and the Landlord reserves the right to recover from the Tenant the cost of having its architects or engineers examine such plans and specifications. The Landlord may require that any or all work to be done or materials to be supplied with respect to alterations, repairs or improvements to the Leased Premises shall be done or supplied by workmen or by contractors first approved by the Landlord, such approval not to be unreasonably withheld. In any event, any or all work to be done or materials to be supplied hereunder shall be at the sole cost and expense of the Tenant and shall be done and supplied hereunder shall be at the sole cost and expense of the Tenant and shall be done and supplied and paid for in the manner and according to the terms and conditions, if any, as the Landlord may prescribe. Any connections of apparatus to the electrical system other than a connection to an existing base receptacle or any connection of apparatus to the plumbing lines shall be deemed to be an alteration within the meaning of this Clause.

(d) The Tenant covenants with the Landlord that the Tenant shall promptly pay all charges incurred by the Tenant for any work, materials or services that may be done, supplied or performed in respect of the Leased Premises and shall forthwith discharge any liens at any time filed against and keep the lands and premises of which the Leased Premises form a part, free from all liens and in the event that the Tenant fails to do so, the Landlord may, but shall be under no obligation to, pay into Court the amount required to obtain a discharge of any such lien in the name of the Tenant and any amount so paid, together with all disbursements and costs in respect of such proceedings on a solicitor and client basis shall be forthwith due and payable by the Tenant to the Landlord as additional rent. The Tenant shall allow the Landlord to post and keep posted on the Leased Premises any notices that the Landlord may desire to post under the provisions of the Builders' Lien Act or other legislation.

(e) Any additions to or alterations of the Leased Premises, except furniture, trade fixtures, counters, partitions and other improvements removable without damage to the Leased
     Premises, shall become part of the realty and the property of the Landlord.

(f) The Tenant shall not, without the prior written consent of the Landlord, such consent not to be unreasonably withheld, put up any window drapes, blinds, awnings or other similar things.

8.6     No  Nuisance
        ------------

     The Tenant shall not at any time during the said term, use, exercise or carry on or permit or suffer to be used, exercised or carried on, in or upon the Leased Premises or any part thereof any noxious or offensive art, trade, business, occupation or calling, and no act, matter or thing whatsoever shall at any time during the said Term to be done in or upon the Leased Premises or any part thereof which shall or may be used to grow to the annoyance, nuisance, damage or disturbance of the occupiers or owners of the said
     Building  or  adjoining  lands  and  properties.

8.7     Compliance  with  Laws,  Etc.
        -----------------------------

The Tenant covenants that it shall promptly, at its expense, comply with and observe the requirements of all statutes, by-laws, laws, ordinances, regulations and orders at any time in force during the Term hereof which are applicable to the Tenant or the condition, maintenance, use or occupation of the Leased Premises by the Tenant, including any regulation, order or requirement of the Canadian Fire Underwriters' Association or any successor body having similar functions and of any liability or fire insurance company by which the Landlord and Tenant or either of them may be insured at any time during the Term hereof, whether or not such state, by-law, law, regulation, ordinance or order be of a kind now existing or within the contemplation of the Landlord or the Tenant, and in so doing, the Tenant shall be required at its expense to make necessary alterations, repairs, additions or deletions in, on or to the Leased Premises or the Landlord's Property or any parts thereof and any equipment, machinery or other facilities in, on, upon, or used in connection with or appurtenant to the Leased Premises or any part thereof.

8.8     Indemnification
        ---------------

(a) Save as otherwise herein provided, the Tenant covenants with the Landlord to indemnify and save harmless the Landlord from any and all payments and liabilities required to be made in respect of the Leased Premises, but not including income taxes, succession duties, inheritance taxes and similar charges, personal to the Landlord, and without limiting the generality of the foregoing, shall indemnify and save harmless the Landlord from any and all liabilities, damages, costs, suits, actions and expenses arising out of:

     (i)     any breach, violation or non-performance of any covenant, condition
or                    agreement  in  this  Lease  set forth and contained on the part  of  the  Tenant  to  be
          fulfilled,  kept,  observed  and  performed;

     (ii) any damage to property of the Tenant, any subtenant, licensee, and all persons claiming through or under him, them, or any of them, or damage to any other property howsoever occasioned by the use and occupation of the Leased Premises;

     (iii) any injury to person or persons, including death resulting at any time therefrom, occurring in or about the Leased Premises and/or sidewalks, loading or other areas adjacent to the same.

(b) Such indemnification in respect of any such breach, violation and non-performance, damage to property, injury or death, occurring during the Term of the Lease shall survive any termination of the Lease, anything in this Lease to the contrary notwithstanding; provided however that such indemnification shall in no event extend to the direct primary and proximate results of the negligence of the Landlord, its agents,  employees  or  representatives.

8.9     Assigning
        ---------

(a) The Tenant covenants that it shall not during the said Term, assign, transfer or set over or otherwise by any act or deed procure the Leased Premises or any of them to be assigned, transferred, set over or sublet unto any person or persons whomsoever, without the consent in writing of the Landlord first had and obtained, such consent not to be unreasonably withheld.

(b) All costs including legal fees and disbursements associated with any request to assign or assignment of this Lease shall be borne by the Tenant. Any request for permission to assign this Lease shall be accompanied by a certified cheque in the amount of $500.00, made  payable  to  the  Landlord,  on  account  of  any  such  costs.

(c) In no event shall any assignment or subletting to which the Landlord may have consented release or relieve the Tenant from his obligations fully to perform all the terms, covenants and conditions of this Lease on his part to be performed.

8.10     Leave  in  Repair
         -----------------

     The Tenant will, at the expiration or sooner determination of the said Term, peaceably surrender and yield up unto the said Landlord the Leased Premises with the appurtenances, together with all buildings, fixtures or erections which at any time during the said Term shall be made thereon in good repair and condition in accordance with the
     Tenant's  obligation  to  repair  as  herein  before  contained.

8.11     Tidy  Condition
         ---------------

     The Leased Premises and every part thereof shall be kept in a clean and tidy condition, and no waste paper, garbage, ashes or waste or objectionable material shall be permitted to accumulate thereon. The Tenant shall place in containers of a type approved by the
     Landlord all garbage and refuse, and such containers shall be deposited for pickup at such times and places as are designated in writing from time to time by the Landlord.

8.12     Care  of  Premises
         ------------------

The Tenant shall heat the Leased Premises at its own expense during the Term hereof at all times to the extent necessary to prevent damage thereto by frost, and the Tenant shall maintain in good operating condition and to the satisfaction of the Landlord the plumbing fixtures and heating and air conditioning equipment and shall keep the same in clean and good working order. It is understood and agreed that in case the said fixtures and equipment or any part thereof shall be damaged or destroyed or become incapable of performing their function, the Tenant shall repair or replace the same.


LANDLORD  AND  TENANTS  COVENANTS
---------------------------------

9.     The  Landlord  and  the  Tenant  agree  with  the  other  as  follows:

9.1     Landlord  May  Perform

(a) That if the Tenant shall fail to perform or cause to be performed each and every one of the covenants and obligations of the Tenant in this Lease contained, the Landlord, without limiting any other remedy which it may have, shall have the right at all times to enter the Leased Premises for the purpose of curing any such default of the Tenant, and no such entry for such purpose shall be deemed to work a forfeiture or termination of this Lease, and the Tenant shall permit such entry.

(b) The Landlord shall give not less than five (5) days' notice to the Tenant of its intention to enter the Leased Premises for such purpose but may enter upon a shorter period of notice or without notice where, in the Landlord's reasonable judgment, there is real or apprehensive emergency or danger to persons or property, or where any delay in remedying such default would or might materially prejudice the Landlord. For the purpose of curing the default of the Tenant under the covenants of this Lease, the Landlord may perform or cause to be done such things as may be necessary or incidental thereto, (including without limiting the foregoing, the right to make repairs, installation, erections, and expend moneys). The Tenant shall reimburse the Landlord upon demand for all expenses incurred by the Landlord in remedying any such default, together with interest thereon at Bank prime plus 2% per annum from the date incurred until paid. The Landlord shall be under no obligation to remedy any default of the Tenant, and shall not incur any liability to the Tenant for any action or omission in the course of its remedying or attempting to remedy any such default unless such acts amounts to intentional misconduct or gross negligence of the Landlord.

9.2     Quiet  Enjoyment
        ----------------

     That upon the Tenant paying the rent hereby reserved and all amounts recoverable hereunder  as  rent  reserved  and  any  arrears  under  this Lease and any interest payable by the Tenant in respect thereof, within the periods limited herein for the payment hereof, and upon the Tenant observing and performing the covenants and agreements herein contained within the periods limited for the observance and performance thereof, the
     Tenant shall and may peaceably posses and enjoy the Leased Premises for the Term hereby granted without any interruption or disturbance from the Landlord or
any  person     or  persons  claiming  by,  through  or  under  the  Landlord.

9.3     Negligence
        ----------

     That except when caused by the negligence of the Landlord, its agents or contractors, the
     Landlord shall not be liable nor responsible in any way for any personal injury that may be suffered or sustained by the Tenant or any employee of the Tenant or any customer of the Tenant, or any other person who may be upon the Leased Premises or in or about the Building of which the Leased Premises form part or on the sidewalks, parking areas, lanes or street adjacent thereto, or for any loss of or damage or injury to, property belonging to or in the possession of the Tenant or any employee of the Tenant or any other person or property caused by smoke, steam, water, ice, rain, snow or fumes which may leak, issue or flow into the Leased Premises from any part of the Landlord's Property or from the water sprinkler, drainage or smoke pipes or plumbing equipment therein or from any other place of quarter or caused by or attributable to the condition or arrangement of any electrical or other wiring or of the air conditioning equipment or caused by anything done or omitted by any Tenant or other occupant.

9.4     Default,  Termination  and  Re-Entry
        ------------------------------------

     If  and  whenever:

(a)     the  Tenant  shall  default  in  the  payment  of  Rent or any other sum
required  to  be  paid  to     the  Landlord  by any provision of this Lease; or

(b) the Tenant shall default in performing or observing any of its other covenants or obligations under this Lease, and the Landlord shall have given to the Tenant notice of that default, and at the expiration of five (5) days after the giving of that notice the default shall continue to exist (or, in the case of a default which cannot with due diligence be cured within a period of five
(5) days, the Tenant shall have failed to proceed promptly after the giving of that notice to begin to cure the default or shall thereafter have failed to carry out the curing of the default with diligence); or

(c) the Terms hereby created shall be seized or taken in execution by a creditor of the
     Tenant;  or

(d) the Tenant shall make an assignment for the benefit of the creditors, shall become bankrupt, or shall make application for relief under the provisions of any statute now or hereafter in force concerning bankrupt or insolvent debtors, or any action whatsoever, legislative or otherwise, be taken with a view to the winding up, dissolution, or liquidation of the Tenant, or if a receiver or receiver manager is appointed for all or a portion  of  the  property  of  the  Tenant;  or

(e) the Tenant abandons or attempts to abandon the Leased Premises or attempts to remove its goods and chattels from the Leased Premises so that there would not be sufficient goods on the Leased Premises subject to distress to satisfy all rents and arrears  hereunder;  or

(f) if the Leased Premises have become and remain vacant for a period of seven (7) days or are used by any other person or persons than those entitled to use hereunder.

then and in any of these cases the then current months rent together with the rent for the three (3) months next ensuing shall immediately become due and payable, and the Landlord, may, without notice or any form of legal process whatsoever immediately re-enter upon the Leased Premises or any part thereof in the name of the whole, whereupon this Lease shall terminate immediately, anything contained herein or in any statute or law to the contrary notwithstanding, provided however that termination shall be wholly without prejudice to the right of the Landlord to recover arrears of rent or damages for any antecedent breach of covenant on the part of the Tenant and provided further, that notwithstanding that termination, the Landlord may subsequently recover from the Tenant all losses, damages, costs (including, but without limitation, legal costs on a solicitor client basis) and expenses whatsoever suffered by reason of the Lease having been prematurely determined;

9.5 The Tenant waives and renounces the benefit of any present or future statute purporting to limit or qualify the Landlord's right to distrain. In case of removal by the Tenant of the goods and chattels of the Tenant from the Leased Premises, after any default by the Tenant of the provisions of this Lease, the Landlord may follow the same for thirty (30) days.

9.6 In any of the cases described above, the Landlord, in addition to the other rights hereby reserved shall have to re-enter the Leased Premises as agent of the Tenant, either by force or otherwise, without being liable for any prosecution therefore and on notice to the Tenant, either by force or otherwise, without being liable for any prosecution therefore and on notice to the Tenant to re-lease or sublet, as the Tenant's agent, the Leased Premises or any part thereof, and to apply the proceeds of that re-leasing or subletting on account of rent due or in satisfaction of the breach of any covenant or agreement herein contained and the Tenant shall become liable for the deficiency, if any, together with the Landlord's reasonable expenses of re-taking and re-letting, including legal fees as between solicitor and client, and the Landlord shall nevertheless be entitled to recover from the Tenant rent due for the remainder of the Term, in the event the Landlord has not so re-let, or, if the Landlord has re-let, to recover from the Tenant the difference in rent payable by any new tenant of the Leased Premises for the balance of the Term and that required to be paid by the Tenant under this Lease for the balance of the Term, notwithstanding in either case, that the Term shall not have ceased and the Tenant agrees to pay that amount as so determined promptly on demand.

9.7     Builders'  Liens
        ----------------

(a) The parties hereto agree that any building, erection, alteration or improvements placed or erected upon the Leased Premises shall become a part thereof and shall not be removed and shall be subject to all the provisions of this Lease. No building, erection, alteration or improvement shall be erected upon the Leased Premises without the prior written consent of the Landlord which consent shall not be unreasonably withheld. The Tenant shall not suffer or permit any lien under the Builders' Lien Act or any like statute to be filed or registered against the Leased Premises or any fixtures or improvements thereon, by reason of work, labour, services and materials supplied or claimed to have been supplied to the Tenant or anyone holding any interest in any part thereof through or under the Tenant.

(b)     If  any  such  lien  shall at any time be filed or registered the Tenant
shall  procure     registration  of  a  discharge within ten (10) days after the lien  has  come  to  the  notice  or
     knowledge  of  the  Tenant,  provided  however  that:

     (i)     should  the  Tenant  desire  to contest in good faith the amount or
validity  of any               lien and shall have so notified the Landlord, and

   (ii) if the Tenant shall have deposited with the Landlord or paid into Court to the credit of any lien action the amount of the lien claim plus a reasonable amount for costs, then the Tenant may defer payment of such lien claim for a period of time sufficient to enable the Tenant to contest the claim with due diligence, provided always that the Leased Premises or any part thereof not the Tenant's leasehold interest therein shall not thereby become liable to forfeiture or sale.

(c) The Tenant shall defend on behalf of the Landlord at the Tenant's sole cost and expense, any action, suit or proceeding which may be brought thereon or for the enforcement of such lien, liens or orders, and the Tenant shall pay any damages and satisfy and discharge any judgments entered thereon and save harmless the Landlord from any claim or  damage  resulting  therefrom.

(d) It is further agreed that the Landlord may, but shall not be obliged to, discharge any such lien if the Tenant shall fail to do so if in the Landlord's judgment the whole premises or any part thereof of the Landlord's or the Tenant's interest therein become liable to any forfeiture or sale or is otherwise in jeopardy, and any amount paid by the Landlord in so doing, together with all reasonable costs and expenses of the Landlord in connection therewith, shall be reimbursed to the Landlord by the Tenant on demand and may be recovered as rent in arrears.

(e)     Nothing  herein  contained  shall  authorize  the  Tenant,  or imply any
consent  or agreement     on the part of the Landlord, to subject the Landlord's
estate  and  interest  in  the  whole
     premises  to  any  liens.

9.8     Expropriation
        -------------

(a) If the whole or any part of the Landlord's Property of which the Leased Premises form part shall be acquired or condemned by expropriation for a public or quasi-public use or purpose, then the Term of this Lease, at the option of the Landlord, shall cease and terminate after the date of title vesting and all rent and other moneys shall be paid up to that date and Tenant shall have no claim against the Landlord for the value of any unexpired Term of this Lease.

(b) In the event of any such expropriation, the Tenant shall not be entitled to any part of the award, as damages or otherwise, for such expropriation and the Landlord is to receive the full amount of such award, the Tenant hereby expressly waiving any right or claim to any part thereof.

(c) Although all damages in the event of any expropriation are to belong to the Landlord whether  such  damages are awarded as compensation for decrease in value of the
     leasehold or to the fee of the Leased Premises, the Tenant shall have the right to claim and recover from the expropriating authority, but not from the Landlord, such compensation as may be separately awarded or recoverable by the Tenant in the
     Tenant's own right on account of any and all damages to the Tenant's business by reason of the expropriation and for and on account of any costs or loss to which the
     Tenant  may  be  put  as  a  result  thereof.

9.9     Damage  or  Destruction  of  Leased  Premises
        ---------------------------------------------

(a) If and whenever the Leased Premises shall be destroyed, demolished or damaged by fire or other cause, to such an extent that the same shall not be capable with due diligence of being repaired, restored or rebuilt within a period of one hundred and twenty (120) days after the happening of such destruction, demolition or damage, then the Landlord, at its option, may terminate this Lease upon thirty (30) days' written notice to the Tenant given within fifteen (15) days of the date of such destruction or damage, and the Tenant shall thereupon immediately surrender the Leased Premises and this Lease to the Landlord and the rent shall be apportioned to the date of such damage or destruction.

9.10     Status  Statement
         -----------------

Within ten (10) days after request therefor by Landlord, or in the event that upon any sale, assignment, lease or mortgage of the Leased Premises, Tenant agrees to deliver in a form supplied by Landlord a certificate to any proposed mortgagee or purchaser, or to Landlord certifying (if such be the case) that this Lease is in full force and effect and that there are no defenses or set-offs thereto, or stating those claimed by Tenant.


MISCELLANEOUS
-------------

10.     The  Landlord  and  the  Tenant further agree with the other as follows:

10.1     Landlord's  Right  to  Do  Work
         -------------------------------

     The Landlord and persons authorized by the Landlord shall have the right to
make     additions,  improvements, installations, alterations and repairs to the
Landlord's  Property
     (including  in  particular:

(a) the right to install and maintain pipes, wires, ducts and other installations in, under or through the Leased Premises with relation to the supply of services to the Landlord's Property and including the right to enter the Leased Premises for all such purposes; and

(b) the right to build an addition to the Property on or about the parking lot, thereby creating additional rental and common areas and the Landlord may cause obstructions or interference with the use or enjoyment of the Leased Premises as may be reasonably necessary for the purposes aforesaid provided such obstruction or interference is not such as would prevent the Tenant, making reasonable adjustment to the conduct of its business, from continuing to carry on its business in the Leased Premises; and the Landlord shall make all such additions, improvements, installations and repairs as expeditiously as reasonable possible. The Tenant agrees that the Tenant's Proportionate Share may be amended accordingly, according to and changes in the proportion of the Leased Premises to the gross rental area of the Property.

10.3     Tenant's  Signs
         ---------------

The Tenant at any time and from time to time at its own expense, and after obtaining the written consent of the Landlord, may install and maintain at the front of the Leased Premises any signs, advertising material, electric signs, and other signs capable of being illuminated, all of which signs and advertising material shall remain the property of the Tenant, who shall remove the same at the expiration of the Terms hereof; provided it shall make good all damage caused by such removal. The erection, size, location and design of all signs outside the front of the Leased Premises shall be subject to the prior written approval of the Landlord or its architects, which shall not be unreasonably withheld, taking into account the character and construction of the Leased Premises, the nature of the Tenant's business, and the requirements of all relevant authorities; provided such signs shall meet requirements of municipal authority.

10.4     Overholding
         -----------

If, at the expiration of this Lease, the Tenant shall, with the consent of the Landlord, hold over for any reason, the tenancy of the Tenant thereafter shall, in the absence of written agreements to the contrary, be from month to month at a rent per month equal to the amount that is one-tenth of the annual rental payable by the Tenant in respect of the immediately preceding year under this Lease, such rent to be payable in advance on the first day of each month, and such tenancy shall be upon and subject to all the terms and conditions of this Lease, except that the tenancy shall be from month to month without any right of renewal.

10.5     Landlord's  Re-Letting  Signs
         -----------------------------

The Landlord shall have the right, within six (6) months from the expiration of the Term, to place upon the Leased Premises a notice of reasonable dimensions and reasonably placed so as not to interfere with the business of the Tenant, stating that the Leased Premises are for sale or to let, and further provided that the Tenant will not remove such notice or permit the same to be removed.

10.6     Collection  of  Other  Amounts  Due
         -----------------------------------

Any sums, costs, expenses or other amounts from time to time due and payable by the Tenant to the Landlord under the provisions of this Lease, whether by way of indemnity or otherwise, and whether or not expressed to be rent hereunder, may at the option of the Landlord be treated as and deemed to be rent, in which event the Landlord will have all remedies for the collection thereof, when in arrears, as are available to the Landlord for the collection of rent in arrears.

10.7     Interest  on  Amount  in  Arrears
         ---------------------------------

When rent or any other amount payable hereunder by the Tenant to the Landlord shall be in arrears, the same shall bear interest at the rate of EIGHTEEN (18%) percent per annum, calculated on a daily basis, until paid and the Landlord shall have all remedies for the collection of such interest, if unpaid after demand, as in the case of rent in arrears, but this stipulation for interest shall not prejudice or affect any other remedies of the Landlord under this Lease.

10.8     Evidence  of  Payment
         ---------------------

The Tenant shall from time to time, at the request of the Landlord, produce to the Landlord satisfactory evidence of the due payment by the Tenant of all payments required to be made by the Tenant under this Lease, except payments of rent required to be made to the Landlord.

10.9     Inspection
         ----------

During the Term hereby created, any person or persons may inspect the Leased Premises and all parts thereof at all reasonable times on producing a written order to that effect signed by the Landlord, or its agents.

10.10     Remedies  of  Landlord  are  Cumulative
          ---------------------------------------

(a) The remedies of the Landlord specified in this Lease are cumulative and are in addition to any remedies of the Landlord at law or equity, and no remedy shall be deemed to be exclusive, but the Landlord may from time to time have recourse to one or more or all of the available remedies specified herein or at law or equity.

(b) In addition to any other remedies provided in this Lease, the Landlord shall be entitled to apply to restrain by injunction any violation or attempted or threatened violation by the
     Tenant  of  any  of  the  covenants  hereof.

10.11     Effect  of  Waiver  by  Landlord
          --------------------------------

(a) The failure of the Landlord to insist upon the strict performance of any covenant of this
     Lease shall not waive such covenant, and the waiver by the Landlord of any breach of any covenant of this Lease shall not waive such covenant in respect of any future or other  breach.

(b) The receipt and acceptance by the Landlord of rent or other monies due hereunder with knowledge of any breach of any covenant by the Tenant shall not waive such breach.

(c)     No  waiver  by  the  Landlord shall be effective unless made in writing.


10.12     Condoning,  Etc.
          ----------------

It is further agreed that any condoning, excusing or overlooking by the Landlord, if any default, breach or non-observance by the Tenant at any time or times in respect of any covenant, agreement, proviso or condition herein contained shall not operate as a waiver of the Landlord's rights hereunder in respect of any subsequent default, breach or non-observance, nor as to defeat or affect in any way the rights of the Landlord herein in respect of such subsequent default, breach or non-observance.

10.13     Subordination
          -------------

The Tenant covenants and agrees with the Landlord that the Tenant shall from time to time upon the written request of the Landlord, enter into an Agreement subordinating the Term hereby demised and the rights of the Tenant hereunder to any mortgage or ground lease, present or future, which includes the Leased Premises. Failure to provide such Agreement within 7 days of the Landlord's written request for same shall be deemed to be a breach of this Lease by the Tenant.

10.14     Impossibility  of,  or  Delay  in  Performance
          ----------------------------------------------

Whenever and to the extent that the Landlord shall be unable to fulfill or shall be delayed or restricted in the fulfillment of any obligation hereunder in respect of the supply or provision of heating or cleaning services, or any other service or utility or the doing of any work by reason of being unable to obtain the material, goods, equipment service, utility or labour required to enable it to fulfill such obligation or by reason of any statute, law or order-in-council or any regulation or order passed or made pursuant thereto or by reason of the order or direction of any governmental department or officer or other authority or by reason of not being able to obtain any permission or authority required thereby or by reason of any other cause beyond its control or of the foregoing character or not, the Landlord shall be relieved from the fulfillment of such obligation and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned. There shall be no deduction from the rent by reason of any such failure or cause.

10.15     No  Liability  for  Indirect  Damage,  Etc.
          -------------------------------------------

Under no circumstances shall the Landlord be liable for indirect or consequential damage or damages for personal discomfort or illness by reason of the non-performance or partial performance of any covenants of the Landlord herein contained including the heating of the Leased Premises or the operation of the air conditioning equipment, elevators, plumbing or other equipment in the said Building or the Leased Premises.

10.16     Lease  Entire  Agreement
          ------------------------

There is no promise, representation or undertaking by or binding upon the Landlord with respect to any alteration, re-modelling or decorating of or installation of equipment or fixtures in the Leased Premises of the Building except such, if any, as is expressly set forth in this Lease and this Lease contains all the agreements and conditions made between the parties hereto.


11.     Notices,  Etc.
        --------------

(a) any notice, request or demand herein provided for or given hereunder, if given by the

     Tenant to the Landlord, shall be sufficiently given if mailed by registered
mail  was     follows:

     Kwong  Holdings  Ltd.
     c/o  Ken  Kwong
     3rd  Floor,  62  West  8th  Avenue,  Vancouver,  B.C.  V5Y  1M7

(b)     Any  notice  herein  provided  for  or  given  hereunder if given by the
Landlord  to  the     Tenant,     shall  be  sufficiently  given  if  mailed  by
registered  mail  as  follows:

     RAH  Media  Ventures  Corporation
     #610  -  938  Howe  Street,  Vancouver,  British  Columbia,  V6Z  1N9

(c) Any notice mailed as aforesaid shall be conclusively deemed to have been given on the third business day following the day on which such notice is mailed as aforesaid. Either the Landlord or the Tenant may at any time give notice in writing to the other of any change of address of the party giving such notice, and from and after the giving of such notice the address therein specified shall be deemed to be the address of such party for the  giving  of  such  notice  thereafter.


ARBITRATION
-----------

12. In the event that any agreement is called upon to be made between the parties hereto concerning the renovation or repair of the demised premises, the renewal term of Lease or any matter or thing concerning or touching the Lease then the matter shall be referred to a single arbitrator who shall and be appointed pursuant to the provisions of the Arbitration Act being Chapter 14, R.S.B.C. 1960 and amendments thereto, and the award of the arbitrator shall be binding upon the parties hereto. If the parties cannot agree on a sole arbitrator within seven (7) days of either the Lessor or the Lessee making a demand upon the other for arbitration then the party demanding an arbitration shall be at liberty to make an application to a Supreme Court Judge of the Province of British Columbia for an appointment of an arbitrator. In the event that an arbitration is carried out, the award of costs to the arbitration shall be in the discretion of the arbitrator.


MISCELLANEOUS
-------------

13. Unless the contrary intention appears, the words "Landlord" and "Tenant" wherever they appear in this Lease shall mean respectively "Landlord, his executors, administrators, successors and/or assigns", and "Tenant, its administrators, successors and/or assigns", and if there is more than one Tenant or Landlord, or the Tenant or Landlord is a female person or a corporation, this Lease shall be read with all grammatical changes appropriate by reason thereof; and words importing the singular shall include the plural (and vice versa) where the context or circumstances so require; and if two or more persons are tenant, all their obligations shall be joint and several.

13.1 The Landlord and Tenant agree that the paragraph headings in this Lease form no part of this Lease, and shall be deemed to have been inserted for convenience for reference only.

13.2 Any costs with respect to registration of this Lease in the Land Title Office, including costs of provision of a plan of the Leased Premises acceptable for such registration purposes, shall be paid by or otherwise be for the account of the Tenant.

13.3 This Lease shall endure to the benefit of and be binding upon the Landlord and the Tenant and their respective heirs, administrators, successors and assigns.


OPTION  TO  RENEW
-----------------

14. If the Tenant duly and regularly pays the rent and charges required pursuant to this Lease to be paid by the Tenant and performs all and every of the covenants, provisions and agreements herein on the part to be paid and performed, whether enforced by the Landlord or not, and at the expense of the Tenant, the Tenant may, upon six (6) months notice in writing expiring prior to the termination of the Term, renew the within Lease for a further term of TWO
(2) years on the same terms and conditions as set out in this Lease, save and except as to the rent payable pursuant to paragraph 5 of this Lease and save and except as to this renewal clause. The aforesaid TWO (2) year term shall be the TWO (2) years commencing on the day subsequent to the termination of the Term of this Lease. The rent to be paid by the Tenant for the renewal lease shall be agreed by the Landlord and the Tenant together. In the event that the parties are unable to agree as to the rent to be paid within three (3) months prior to the expiry of the Term, then the rent to be paid shall be fixed by arbitration. In any event the rent shall not be less than the rent due in the last year of the Term. PROVIDED that in the event that the matter of the rent is not determined pursuant to this clause upon the expiration of the within term, the Tenant shall continue paying the monthly rent set out herein plus ten percent (10.00%) until the matter of rent is agreed upon or determined pursuant to arbitration as set out herein, and such monthly rent shall be credited to the amount found to be due as rent for the renewal term by the arbitrators.


Parking  Spaces
---------------

15. The Landlord shall allow the Tenant the use of two parking spaces located on the Lands.


Garage  Opener
--------------

16. The Tenant shall pay the sum of Fifty ($50) for each garage opener supplied by the Landlord.


17.     Legal  Fees
        -----------

If the Landlord shall consider it desirable to retain the services of a lawyer or any other person reasonably necessary for the purpose of assisting the Lease or in enforcing any of its rights hereunder in the event of a default on the part of the Tenant, the Landlord shall be entitled to collect from the Tenant the cost of such services as it were rent.


IN WITNESS WHEREOF the parties hereto have hereunto duly executed these presents:


KWONG  HOLDINGS  LTD.,  by  its         )
authorized  signatory                   )
/S/ JERRY KWONG                         )
________________________________        )
Name:  JERRY KWONG                      )
                                        )
                                        )


RAH  MEDIA  VENTURES                    )
CORPORATION  by  its  authorized        )
signatory                               )
/S/ RAY HAWKINS                         )
________________________________        )
Name:  RAY HAWKINS                      )
                                        )
                                        )